UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Registrant is making a filing for 1 of its series: Allspring Absolute Return Fund.

Date of reporting period: October 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
October 31, 2021
Allspring Absolute Return Fund

The views expressed and any forward-looking statements are as of October 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Absolute Return Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Absolute Return Fund for the six-month period that ended October 31, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment.The bond market had mostly positive returns during the period.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 10.91%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.77%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a 4.87% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.06%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -2.65%, the Bloomberg Municipal Bond Index6 returned 0.01%, and the ICE BofA U.S. High Yield Index,7 gained 2.43%.
Vaccination rollout drove the stock markets to new highs.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Absolute Return Fund

Letter to shareholders (unaudited)
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-Year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future. All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures are still being considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

Allspring Absolute Return Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Absolute Return Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks a positive total return.
Manager	Allspring Funds Managemet, LLC
Portfolio managers	Ben Inker, CFA®‡*, John Thorndike*

Average annual total returns (%) as of October 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WARAX)[3]	3-1-2012	0.44	1.46	2.38	6.53	2.67	2.99	1.59	1.59
Class C (WARCX)[4]	3-1-2012	4.66	1.93	2.23	5.66	1.93	2.23	2.34	2.34
Class R (WARHX)[5]	9-30-2015	–	–	–	6.25	2.67	2.91	1.84	1.84
Class R6 (WARRX)[6]	10-31-2014	–	–	–	6.86	3.12	3.41	1.16	1.16
Administrator Class (WARDX)[7]	3-1-2012	–	–	–	6.53	2.85	3.16	1.51	1.47
Institutional Class (WABIX)[8]	11-30-2012	–	–	–	6.82	3.02	3.35	1.26	1.23
MSCI ACWI Index (Net)[9]	–	–	–	–	37.28	14.72	11.32	–	–
Bloomberg U.S. TIPS 1-10 Year Index[10]	–	–	–	–	7.05	4.03	2.52	–	–
CPI [11]	–	–	–	–	6.22	2.73	2.02	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.81% in acquired fund fees and expenses and underlying GMO fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include the expenses of GMO Benchmark-Free Allocation Fund and other acquired fund fees and expenses.
[2]	The manager has contractually committed through August 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.71% for Class A, 1.46% for Class C, 0.96% for Class R, 0.28% for Class R6, 0.57% for Administrator Class, and 0.33% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any, including the expenses of GMO Benchmark-Free Allocation Fund), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception is based on the performance of the Class III shares of the GMO Benchmark-Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Class A shares at its inception. The ratio for the Class A shares was 1.66%.
[4]	Historical performance shown for the Class C shares prior to their inception is based on the performance of the Class III shares of the GMO Benchmark-Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Class C shares at its inception. The ratio for the Class C shares was 2.41%.
[5]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[6]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	The Fund invests substantially all of its investable assets directly in GMO Benchmark-Free Allocation Fund, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr. Thorndike have been responsible for coordinating the portfolio management of GMO Benchmark-Free Allocation Fund since 2003 and 2019, respectively.

6  |  Allspring Absolute Return Fund

Performance highlights (unaudited)
Footnotes continued from previous page
[7]	Historical performance shown for the Administrator Class shares prior to their inception is based on the performance of the Class III shares of the GMO Benchmark-Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Administrator Class shares at its inception. The ratio for the Institutional Class shares was 1.50%.
[8]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had been included, returns for the Institutional Class shares would be higher.
[9]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[10]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index is an unmanaged index of U.S. Treasury securities with maturities of less than 10 years and more than 1 year. You cannot invest directly in an index.
[11]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Absolute return funds are not intended to outperform stocks and bonds in strong markets, and there is no guarantee of positive returns or that the Fund’s objectives will be achieved. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Borrowing money to purchase securities or cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Alternative investments, such as commodities and merger arbitrage strategies, are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds and will indirectly bear expenses of the underlying Funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to asset-backed securities risk, nondiversified funds risk, geographic risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Absolute Return Fund  |  7

Performance highlights (unaudited)
Holdings (%) as of October 31, 2021[1]
GMO Implementation Fund	88.20
GMO Opportunistic Income Fund, Class VI	3.41
GMO SGM Major Markets Fund, Class VI	2.69
GMO Emerging Country Debt Fund, Class IV	2.61
[1]	Figures represent the investments of the GMO Benchmark-Free Allocation Fund as a percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of October 31, 2021[1]
[1]	Figures represent the portfolio allocation of the GMO Benchmark-Free Allocation Fund. These amounts are subject to change and may have changed since the date specified. Equities in the Equity Long/Short segment are hedged with a basket of short index futures positions.

8  |  Allspring Absolute Return Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Allspring Absolute Return Fund (excluding GMO Benchmark-Free Allocation Fund and its underlying fund expenses)	Beginning account value 5-1-2021	Ending account value 10-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 967.48	$3.47	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class C
Actual	$1,000.00	$ 963.30	$7.13	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32	1.44%
Class R
Actual	$1,000.00	$ 966.70	$4.51	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63	0.91%
Class R6
Actual	$1,000.00	$ 969.37	$1.34	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.84	$1.38	0.27%
Administrator Class
Actual	$1,000.00	$ 967.80	$2.83	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91	0.57%
Institutional Class
Actual	$1,000.00	$ 968.47	$1.64	0.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	$1.68	0.33%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Allspring Absolute Return Fund  |  9

Fund expenses (unaudited)
Allspring Absolute Return Fund (including GMO Benchmark-Free Allocation Fund and its underlying fund expenses)	Beginning account value 5-1-2021	Ending account value 10-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
(Actual)	$1,000.00	$ 967.48	$ 9.42	1.90%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,015.63	$ 9.65	1.90%
Class C
(Actual)	$1,000.00	$ 963.30	$13.06	2.64%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,011.90	$13.39	2.64%
Class R
(Actual)	$1,000.00	$ 966.70	$10.46	2.11%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,014.57	$10.71	2.11%
Class R6
(Actual)	$1,000.00	$ 969.37	$ 7.30	1.47%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,017.80	$ 7.48	1.47%
Administrator Class
(Actual)	$1,000.00	$ 967.80	$ 8.78	1.77%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,016.28	$ 9.00	1.77%
Institutional Class
(Actual)	$1,000.00	$ 968.47	$ 7.59	1.53%
(Hypothetical) (5% return before expenses)	$1,000.00	$1,017.49	$ 7.78	1.53%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Allspring Absolute Return Fund

Portfolio of investments—October 31, 2021 (unaudited)

		Shares	Value
Investment companies: 96.94%
Multi-Asset Funds
GMO Benchmark-Free Allocation Fund Class MF ♠		57,330,252	$1,486,000,120
Total Investment companies (Cost $1,364,016,135)			1,486,000,120
Total investments in securities (Cost $1,364,016,135)	96.94%		1,486,000,120
Other assets and liabilities, net	3.06		46,929,701
Total net assets	100.00%		$1,532,929,821

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated investment companies	Net change in unrealized gains (losses) on affiliated investment companies	Value, end of period
Investment companies
GMO Benchmark-Free Allocation Fund Class MF	$1,681,440,024	$20,645,952	$(169,261,684)	$13,252,280	$(60,076,452)	$1,486,000,120

	Shares, end of period	Dividends from affiliated investment companies
Investment companies
GMO Benchmark-Free Allocation Fund Class MF	57,330,252	$0
The accompanying notes are an integral part of these financial statements.

Allspring Absolute Return Fund  |  11

Statement of assets and liabilities—October 31, 2021 (unaudited)

Assets
Investments in affiliated investment companies, at value (cost $1,364,016,135)	$ 1,486,000,120
Cash	48,163,315
Receivable for investments sold	1,836,685
Receivable for Fund shares sold	1,444,213
Total assets	1,537,444,333
Liabilities
Payable for Fund shares redeemed	3,269,281
Shareholder report expenses payable	596,925
Management fee payable	251,547
Administration fees payable	201,574
Distribution fees payable	58,045
Trustees’ fees and expenses payable	1,978
Accrued expenses and other liabilities	135,162
Total liabilities	4,514,512
Total net assets	$1,532,929,821
Net assets consist of
Paid-in capital	$ 1,868,031,894
Total distributable loss	(335,102,073)
Total net assets	$1,532,929,821
Computation of net asset value and offering price per share
Net assets – Class A	$ 340,568,555
Shares outstanding – Class A1	31,808,673
Net asset value per share – Class A	$10.71
Maximum offering price per share – Class A2	$11.36
Net assets – Class C	$ 88,968,149
Shares outstanding – Class C1	8,469,190
Net asset value per share – Class C	$10.50
Net assets – Class R	$ 132,120
Shares outstanding – Class R1	11,983
Net asset value per share – Class R	$11.03
Net assets – Class R6	$ 14,680,576
Shares outstanding – Class R6[1]	1,363,967
Net asset value per share – Class R6	$10.76
Net assets – Administrator Class	$ 36,059,853
Shares outstanding – Administrator Class[1]	3,332,056
Net asset value per share – Administrator Class	$10.82
Net assets – Institutional Class	$ 1,052,520,568
Shares outstanding – Institutional Class[1]	97,864,595
Net asset value per share – Institutional Class	$10.75
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Absolute Return Fund

Statement of operations—six months ended October 31, 2021 (unaudited)

Investment income
Dividends from affiliated investment companies	$ 0
Expenses
Management fee	1,781,510
Administration fees
Class A	369,323
Class C	115,575
Class R	152
Class R6	2,501
Administrator Class	25,154
Institutional Class	740,692
Shareholder servicing fees
Class A	439,505
Class C	136,738
Class R	181
Administrator Class	47,953
Distribution fees
Class C	409,863
Class R	153
Custody and accounting fees	9,011
Professional fees	21,595
Registration fees	51,015
Shareholder report expenses	89,414
Trustees’ fees and expenses	9,688
Other fees and expenses	8,054
Total expenses	4,258,077
Less: Fee waivers and/or expense reimbursements
Fund-level	(111,950)
Class A	(273)
Class C	(15)
Administrator Class	(4,422)
Institutional Class	(107,815)
Net expenses	4,033,602
Net investment loss	(4,033,602)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	13,252,280
Net change in unrealized gains (losses) on investments	(60,076,452)
Net realized and unrealized gains (losses) on investments	(46,824,172)
Net decrease in net assets resulting from operations	$(50,857,774)
The accompanying notes are an integral part of these financial statements.

Allspring Absolute Return Fund  |  13

Statement of changes in net assets

	Six months ended October 31, 2021 (unaudited)		Year ended April 30, 2021
Operations
Net investment income (loss)		$ (4,033,602)		$ 45,466,218
Payment from affiliate		0		840,939
Net realized gains on investments		13,252,280		36,313,309
Net change in unrealized gains (losses) on investments		(60,076,452)		161,469,734
Net increase (decrease) in net assets resulting from operations		(50,857,774)		244,090,200
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(10,520,302)
Class C		0		(4,555,046)
Class R		0		(4,635)
Class R6		0		(664,227)
Administrator Class		0		(1,426,677)
Institutional Class		0		(43,198,445)
Total distributions to shareholders		0		(60,369,332)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,420,740	37,825,519	11,820,545	126,171,861
Class C	292,224	3,184,354	539,919	5,719,127
Class R	3	36	19,612	220,705
Class R6	18,955	209,224	191,804	2,049,670
Administrator Class	86,282	956,680	416,961	4,487,504
Institutional Class	7,757,691	85,878,056	21,087,448	223,635,756
		128,053,869		362,284,623
Reinvestment of distributions
Class A	0	0	841,654	8,871,030
Class C	0	0	425,622	4,430,727
Class R6	0	0	48,540	512,585
Administrator Class	0	0	129,752	1,380,557
Institutional Class	0	0	3,231,759	34,127,379
		0		49,322,278
Payment for shares redeemed
Class A	(3,517,863)	(38,776,883)	(10,187,273)	(107,936,942)
Class C	(3,904,881)	(42,424,878)	(14,448,329)	(150,591,212)
Class R	(1,004)	(11,160)	(9,225)	(103,350)
Class R6	(216,142)	(2,367,682)	(1,187,226)	(12,405,073)
Administrator Class	(394,040)	(4,387,962)	(2,900,787)	(30,662,202)
Institutional Class	(16,987,684)	(187,783,969)	(81,795,286)	(864,473,835)
		(275,752,534)		(1,166,172,614)
Net decrease in net assets resulting from capital share transactions		(147,698,665)		(754,565,713)
Total decrease in net assets		(198,556,439)		(570,844,845)
Net assets
Beginning of period		1,731,486,260		2,302,331,105
End of period		$1,532,929,821		$ 1,731,486,260
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Absolute Return Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended April 30
Class A	Six months ended October 31, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.07	$10.11	$11.15	$11.40	$10.90	$10.25
Net investment income (loss)	(0.04)	0.22	0.29 [1]	0.27 [1]	0.19 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	(0.32)	1.09	(1.04)	(0.24)	0.51	0.65
Total from investment operations	(0.36)	1.31	(0.75)	0.03	0.70	0.73
Distributions to shareholders from
Net investment income	0.00	(0.35)	(0.29)	(0.28)	(0.20)	(0.08)
Net asset value, end of period	$10.71	$11.07	$10.11	$11.15	$11.40	$10.90
Total return[2]	(3.25)%	13.16%	(6.99)%	0.42%	6.45%	7.15%
Ratios to average net assets (annualized)
Gross expenses[3]	0.70%	0.69%	0.69%	0.69%	0.68%	0.67%
Net expenses[3]	0.70%	0.69%	0.69%	0.69%	0.68%	0.67%
Net investment income (loss)	(0.70)%	2.33%	2.68%	2.43%	1.67%	0.78%
Supplemental data
Portfolio turnover rate	1%	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$340,569	$353,134	$297,590	$415,011	$516,085	$586,785

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Six months ended October 31, 2021 (unaudited)	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

Allspring Absolute Return Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended April 30
Class C	Six months ended October 31, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.90	$9.95	$10.96	$11.19	$10.70	$10.05
Net investment income (loss)	(0.08) [1]	0.12 [1]	0.12	0.19 [1]	0.10 [1]	0.00 [1,2]
Payment from affiliate	0.00	0.05	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.32)	1.08	(0.95)	(0.24)	0.50	0.65
Total from investment operations	(0.40)	1.25	(0.83)	(0.05)	0.60	0.65
Distributions to shareholders from
Net investment income	0.00	(0.30)	(0.18)	(0.18)	(0.11)	0.00
Net asset value, end of period	$10.50	$10.90	$9.95	$10.96	$11.19	$10.70
Total return[3]	(3.67)%	12.66% [4]	(7.73)%	(0.31)%	5.60%	6.47%
Ratios to average net assets (annualized)
Gross expenses[5]	1.44%	1.44%	1.44%	1.44%	1.43%	1.42%
Net expenses[5]	1.44%	1.44%	1.44%	1.44%	1.43%	1.42%
Net investment income (loss)	(1.44)%	1.18%	1.71%	1.78%	0.88%	0.04%
Supplemental data
Portfolio turnover rate	1%	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$88,968	$131,690	$254,485	$419,656	$629,813	$765,561

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended April 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.53% on total return. See Note 4 in the Notes to Financial Statements for additional information.

[5]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Six months ended October 31, 2021 (unaudited)	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Absolute Return Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended April 30
Class R	Six months ended October 31, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.41	$10.33	$11.12	$11.37	$10.82	$10.22
Net investment income (loss)	(0.05) [1]	0.18	0.12	0.27	0.12	0.13
Payment from affiliate	0.00	0.02	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.33)	1.25	(0.91)	(0.26)	0.55	0.57
Total from investment operations	(0.38)	1.45	(0.79)	0.01	0.67	0.70
Distributions to shareholders from
Net investment income	0.00	(0.37)	0.00	(0.26)	(0.12)	(0.10)
Net asset value, end of period	$11.03	$11.41	$10.33	$11.12	$11.37	$10.82
Total return[2]	(3.33)%	14.17% [3]	(7.10)%	0.21%	6.21%	6.91%
Ratios to average net assets (annualized)
Gross expenses[4]	0.91%	0.88%	0.91%	0.85%	0.93%	0.93%
Net expenses[4]	0.91%	0.88%	0.91%	0.85%	0.93%	0.93%
Net investment income (loss)	(0.91)%	4.51%	0.21%	2.42%	0.85%	1.40%
Supplemental data
Portfolio turnover rate	1%	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$132	$148	$27	$262	$368	$756

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.
[3]	During the year ended April 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.22% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Six months ended October 31, 2021 (unaudited)	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

Allspring Absolute Return Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended April 30
Class R6	Six months ended October 31, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.10	$10.11	$11.15	$11.41	$10.91	$10.26
Net investment income (loss)	(0.01) [1]	0.28	0.35	0.34	0.31 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(0.33)	1.08	(1.05)	(0.27)	0.45	0.64
Total from investment operations	(0.34)	1.36	(0.70)	0.07	0.76	0.78
Distributions to shareholders from
Net investment income	0.00	(0.37)	(0.34)	(0.33)	(0.26)	(0.13)
Net asset value, end of period	$10.76	$11.10	$10.11	$11.15	$11.41	$10.91
Total return[2]	(3.06)%	13.62%	(6.57)%	0.86%	6.97%	7.67%
Ratios to average net assets (annualized)
Gross expenses[3]	0.27%	0.26%	0.26%	0.26%	0.25%	0.25%
Net expenses[3]	0.27%	0.26%	0.26%	0.26%	0.25%	0.25%
Net investment income (loss)	(0.27)%	2.63%	3.05%	2.64%	2.69%	1.37%
Supplemental data
Portfolio turnover rate	1%	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$14,681	$17,332	$25,363	$31,838	$46,753	$14,636

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Six months ended October 31, 2021 (unaudited)	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Absolute Return Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended April 30
Administrator Class	Six months ended October 31, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.18	$10.15	$11.18	$11.43	$10.92	$10.27
Net investment income (loss)	(0.03) [1]	0.24 [1]	0.27 [1]	0.27 [1]	0.19 [1]	0.07 [1]
Payment from affiliate	0.00	0.06	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.33)	1.08	(1.01)	(0.24)	0.53	0.68
Total from investment operations	(0.36)	1.38	(0.74)	0.03	0.72	0.75
Distributions to shareholders from
Net investment income	0.00	(0.35)	(0.29)	(0.28)	(0.21)	(0.10)
Net asset value, end of period	$10.82	$11.18	$10.15	$11.18	$11.43	$10.92
Total return[2]	(3.22)%	13.76% [3]	(6.85)%	0.48%	6.62%	7.31%
Ratios to average net assets (annualized)
Gross expenses[4]	0.62%	0.61%	0.61%	0.60%	0.60%	0.59%
Net expenses[4]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss)	(0.57)%	2.20%	2.42%	2.44%	1.70%	0.72%
Supplemental data
Portfolio turnover rate	1%	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$36,060	$40,694	$60,846	$116,871	$212,965	$287,532

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	During the year ended April 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.62% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Six months ended October 31, 2021 (unaudited)	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

Allspring Absolute Return Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended April 30
Institutional Class	Six months ended October 31, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.10	$10.11	$11.15	$11.41	$10.92	$10.27
Net investment income (loss)	(0.01)	0.26 [1]	0.33 [1]	0.31 [1]	0.24	0.14
Net realized and unrealized gains (losses) on investments	(0.34)	1.09	(1.04)	(0.25)	0.50	0.63
Total from investment operations	(0.35)	1.35	(0.71)	0.06	0.74	0.77
Distributions to shareholders from
Net investment income	0.00	(0.36)	(0.33)	(0.32)	(0.25)	(0.12)
Net asset value, end of period	$10.75	$11.10	$10.11	$11.15	$11.41	$10.92
Total return[2]	(3.15)%	13.57%	(6.65)%	0.76%	6.78%	7.58%
Ratios to average net assets (annualized)
Gross expenses[3]	0.37%	0.36%	0.36%	0.36%	0.35%	0.35%
Net expenses[3]	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Net investment income (loss)	(0.33)%	2.43%	3.00%	2.82%	2.07%	1.19%
Supplemental data
Portfolio turnover rate	1%	5%	4%	5%	5%	2%
Net assets, end of period (000s omitted)	$1,052,521	$1,188,488	$1,664,020	$2,890,106	$4,189,647	$4,091,536

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Six months ended October 31, 2021 (unaudited)	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Absolute Return Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Absolute Return Fund (the "Fund") which is a diversified series of the Trust.
The Fund invests all of its investable assets in the GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund is a fund-of-funds and gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in other GMO Funds (together with GMO Implementation Fund, the “underlying GMO funds”), whether currently existing or created in the future. These underlying GMO funds may include, among others, GMO High Yield Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, GMO Special Opportunities Fund, and the GMO Alternative Funds. GMO Implementation Fund is permitted to invest in any asset class and may engage in merger arbitrage. Benchmark-Free Allocation Fund also may invest directly in securities (including other underlying funds) and derivatives. As of October 31, 2021, the Fund owned 26% of Benchmark-Free Allocation Fund. Because the Fund invests all of its assets in Benchmark-Free Allocation Fund, the shareholders of the Fund bear the fees and expenses of Benchmark-Free Allocation Fund, which are not included in the Statement of Operations, but are incurred indirectly because they are considered in the calculation of the net asset value of Benchmark-Free Allocation Fund. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement. The Fund's Board of Trustees approved a new investment management agreement which was submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for November 24, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 9, the transaction closed on November 1, 2021 and the investment manager, subadvisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC, respectively. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
The Fund values its investment in Benchmark-Free Allocation Fund at net asset value. The valuation of investments in securities and the underlying funds held by Benchmark-Free Allocation Fund is discussed in the annual report of Benchmark-Free Allocation Fund, which is included in the distribution of this shareholder report. An unaudited Statement of Assets and

Allspring Absolute Return Fund  |  21

Notes to financial statements (unaudited)
Liabilities and an unaudited Schedule of Investments for Benchmark-Free Allocation Fund as of October 31, 2021 have also been included as Appendix in this report for your reference.
Investment transactions and income recognition
Investment transactions in Benchmark-Free Allocation Fund are recorded on a trade date basis. Realized gains and losses resulting from investment transactions in Benchmark-Free Allocation Fund are determined on the identified cost basis.
Income dividends and capital gain distributions from Benchmark-Free Allocation Fund are recorded on the ex-dividend date. Capital gain distributions from Benchmark-Free Allocation Fund are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2021, the aggregate cost of all investments for federal income tax purposes was $1,423,300,284 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$62,699,836
Gross unrealized losses	0
Net unrealized gains	$62,699,836
As of April 30, 2021, the Fund had capital loss carryforwards which consisted of $2,201,947 in short-term capital losses and $451,124,837 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Allspring Absolute Return Fund

Notes to financial statements (unaudited)
At October 31, 2021, the Fund’s investment in Benchmark-Free Allocation Fund was measured at fair value using Level 1 inputs.
For the six months ended October 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, LLC (“Allspring Funds Management”), a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of October 31, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.225%
Next $4 billion	0.200
Next $5 billion	0.175
Next $10 billion	0.165
Over $20 billion	0.160
For the six months ended October 31, 2021, the management fee was equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through August 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses (excluding expenses of Benchmark-Free Allocation Fund and acquired fund fees and expenses). Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

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Notes to financial statements (unaudited)
Expense ratio caps
Class A	0.71%
Class C	1.46
Class R	0.96
Class R6	0.28
Administrator Class	0.57
Institutional Class	0.33
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended October 31, 2021, Allspring Funds Distributor received $2,628 from the sale of Class A shares and $85 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended October 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Other transactions
On August 14, 2020, Class C, Class R, and Administrator Class of the Fund were reimbursed by Allspring Funds Management in the amount of $619,025, $288 and $221,626, repectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT TRANSACTIONS
For the six months ended October 31, 2021, the Fund made aggregate purchases and sales of $20,645,953 and $169,261,684, respectively, in its investment in Benchmark-Free Allocation Fund.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended October 31, 2021, there were no borrowings by the Fund under the agreement.
7. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

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Notes to financial statements (unaudited)
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENTS
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on November 24, 2021, shareholders of the Fund approved a new investment management agreement that was effective on November 24, 2021.

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Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On November 24, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	69,158,593
Shares voted “Against”	2,577,600
Shares voted “Abstain”	3,032,753
Shares voted “Uninstructed”	2,602,377
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	67,086,522
Shares voted “Against”	4,549,786
Shares voted “Abstain”	3,132,638
Shares voted “Uninstructed”	2,602,377
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson** (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**  Ms. Johnson has resigned from the Board effective December 31, 2021.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements in Effect Through November 1, 2021
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Absolute Return Fund (the “Fund”).
The Fund is a gateway feeder fund that invests substantially all of its assets in the GMO Benchmark-Free Allocation Fund (the “GMO Fund”), a series of the GMO Trust, which is overseen by a different board of trustees. The GMO Fund is managed by Grantham Mayo Van Otterloo & Co. LLC (“GMO”). The Fund’s investment objective and principal investment strategies are substantially similar to those of the GMO Fund. References to the Fund and its performance and characteristics are also applicable to the GMO Fund, as relevant.
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management, which would be considered to be an assignment that would result in the termination of the Management Agreement. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management (the “New Management Agreement”) that would replace the Management Agreement upon consummation of the Transaction, subject to approval of the New Management Agreement by the Fund’s shareholders. The Board also considered for approval an interim agreement to go into effect in the event shareholders do not approve the New Management Agreement before the Transaction is completed. The interim agreement would allow the Manager to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Management Agreement. The Board noted that the terms of the interim agreement would be identical to those of the current Management Agreement, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the continuation of the Management Agreement. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Management Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Management Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management about various topics. In this regard, the Board reviewed reports at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Management Agreement for a one-year term. The Board considered the continuation of the Management Agreement for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

30  |  Allspring Absolute Return Fund

Board considerations (unaudited)
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management under the Management Agreement. This information included, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and its approach to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board considered the qualifications, background, tenure and responsibilities of the portfolio manager of GMO primarily responsible for the day-to-day portfolio management of the GMO Fund.
In light of the gateway feeder nature of the Fund, the Board was advised that the scope of services under the Management Agreement includes various responsibilities related to the oversight of the Fund’s investment in the GMO Fund and the GMO Fund’s performance and investment management activities, as well as Fund-level administrative services.
The Board evaluated the ability of Funds Management to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of Funds Management. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was in range of the average investment performance of the Universe for the ten-year period under review, and lower than the average investment performance of the Universe for one-, three- and five-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Consumer Price Index, for the five- and ten-year periods under review, and lower than its benchmark index for the one- and three-year periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, acquired fund fees and expenses, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees, but excluding purchase premiums, redemption fees and indirect interest expenses, at both the Fund-level and the GMO Fund-level. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how the funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund, including indirect fees and expenses incurred at the GMO Fund-level, were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Management Agreement.
Investment management fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

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Board considerations (unaudited)
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo to be at a level that would prevent it from approving the continuation of the Management Agreement.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s business as a result of its relationship with the Fund. The Board also noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Management Agreement for a one-year term.

32  |  Allspring Absolute Return Fund

Board considerations (unaudited)
Board Considerations – New Agreements in Effect as of November 24, 2021
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Wells Cap Sub-Advisory Agreement (the “Current Wells Cap Sub-Advisory Agreement”, and collectively, the “Current Agreements”).
Wells Fargo Absolute Return Fund
Wells Fargo Core Plus Bond Fund
Wells Fargo Growth Balanced Fund
Wells Fargo Moderate Balanced Fund
Wells Fargo Specialized Technology Fund
Wells Fargo Spectrum Aggressive Growth Fund
Wells Fargo Spectrum Conservative Growth Fund
Wells Fargo Spectrum Growth Fund
Wells Fargo Spectrum Income Allocation Fund
Wells Fargo Spectrum Moderate Growth Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to Core Plus Bond Fund, Growth Balanced Fund, Moderate Balanced Fund, Spectrum Aggressive Growth Fund, Spectrum Conservative Growth Fund, Spectrum Growth Fund, Spectrum Income Allocation Fund, and Spectrum Moderate Growth Fund; and (iii) a new Sub-Advisory Agreement (the “New AllianzGI U.S. Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, Funds Management and Allianz Global Investors U.S., LLC (“AllianzGI U.S.”, and together with Wells Capital, the “Sub-Advisers”) with respect to the Specialized Technology Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received

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Board considerations (unaudited)
separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and, for Specialized Technology Fund only, AllianzGI U.S., and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers and, for Specialized Technology Fund only, AllianzGI U.S., as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory

34  |  Allspring Absolute Return Fund

Board considerations (unaudited)
Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Allspring Absolute Return Fund  |  35

Board considerations (unaudited)
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to AllianzGI U.S., the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to AllianzGI U.S. had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to AllianzGI U.S., as the sub-advisory fees paid to AllianzGI U.S. had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements

36  |  Allspring Absolute Return Fund

Board considerations (unaudited)
are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and AllianzGI U.S. as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and AllianzGI U.S. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and AllianzGI U.S. under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Allspring Absolute Return Fund  |  37

Board considerations (unaudited)
Board Considerations - Interim Agreements in Effect as of November 1, 2021 through November 24, 2021
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

38  |  Allspring Absolute Return Fund

Appendix (unaudited)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

October 31, 2021 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

5,953,159	GMO Emerging Country Debt Fund, Class VI	152,579,455

405,114,954	GMO Implementation Fund	5,153,062,216

7,652,655	GMO Opportunistic Income Fund, Class VI	199,198,602

5,370,993	GMO SGM Major Markets Fund, Class VI	156,994,137

	TOTAL MUTUAL FUNDS (COST $5,823,471,575)	5,661,834,410

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

5,522,846	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01%(a)	5,522,846

	TOTAL SHORT-TERM INVESTMENTS (COST $5,522,846)	5,522,846

	TOTAL INVESTMENTS — 100.1% (Cost $5,828,994,421)	5,667,357,256

	Other Assets and Liabilities (net) — (0.1%)	(3,645,836)

	TOTAL NET ASSETS — 100.0%	$5,663,711,420

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of October 31, 2021.

Allspring Absolute Return Fund   |  39

Appendix (unaudited)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — October 31, 2021 (Unaudited)

Assets:

Investments in affiliated issuers, at value(a)	$5,661,834,410

Investments in unaffiliated issuers, at value(b)	5,522,846

Receivable for investments sold	590,000

Receivable for Fund shares sold	1,809,652

Dividends and interest receivable	21

Receivable for expenses reimbursed and/or waived by GMO	275,573

Total assets	5,670,032,502

Liabilities:

Payable for Fund shares repurchased	2,228,480

Payable to affiliate for:
Management fee	3,211,608
Supplemental support fee – Class MF	129,410
Shareholder service fee	463,432

Payable to agents unaffiliated with GMO	1,712

Payable to Trustees and related expenses	34,056

Accrued expenses	252,384

Total liabilities	6,321,082

Net assets	$5,663,711,420

Net assets consist of:

Paid-in capital	$6,046,254,019

Distributable earnings (accumulated loss)	(382,542,599)

$5,663,711,420

Net assets attributable to:

Class III	$1,690,879,362

Class IV	$1,906,868,233

Class MF	$1,485,937,196

Class R6	$242,152,237

Class I	$337,874,392

Shares outstanding:

Class III	65,315,225

Class IV	73,647,339

Class MF	57,330,252

Class R6	9,360,449

Class I	13,069,087

Net asset value per share:

Class III	$25.89

Class IV	$25.89

Class MF	$25.92

Class R6	$25.87

Class I	$25.85

(a) Cost of investments – affiliated issuers:	$5,823,471,575

(b) Cost of investments – unaffiliated issuers:	$5,522,846

For further information regarding GMO Benchmark-Free Allocation Fund, please refer to its audited financial statements for  the fiscal year ended February 28, 2021, which are available at:

https://www.sec.gov/Archives/edgar/data/772129/000119312521144817/d30683dncsr.htm

40  |  Allspring Absolute Return Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1121-00710 12-21
SA260/SAR260 10-21

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Absolute Return Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/Andrew Owen

Andrew Owen
President

Date:	December 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/Andrew Owen

Andrew Owen
President

Date:	December 22, 2021

By:	/s/Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 22, 2021